UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 28, 2024

DIGITAL BRANDS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40400	46-1942864
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1400 Lavaca Street, Austin, TX 78701

(Address of principal executive offices) (Zip Code)

(209) 651-0172

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	DBGI	The Nasdaq Stock Market LLC
Warrants, each exercisable to purchase one share of Common Stock	DBGIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting of Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed by Digital Brands Group, Inc., a Delaware corporation (the “Company”), on October 16, 2024, the Company became aware that the issuance by its transfer agent of 1,311,345 shares of the Company’s common stock (the “Shares”) to a certain note holder (the “Holder”) upon conversion of its promissory note originally issued by the Company to the Holder on or around October 1, 2023 (the “Note”), was in error and not permitted under the terms of the Note due to Nasdaq Rule 56353(d) (the “Rule”).

The Shares issued to the Holder constituted a discounted issuance in excess of 19.9% of the Company’s total common shares outstanding at the time of the issuance of the Note, in contravention of both the terms of the Note and the Rule. The Rule limits discounted issuances to 19.9% of the Company’s total shares outstanding at the time of the transaction without prior receipt of shareholder approval. Upon identification of the error, the Company notified the Holder that the Shares must be returned to the Company’s transfer agent for cancellation. The Company also notified the Listing Qualifications Staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) of the erroneous issuance and its plan to remediate the error.

On October 28, 2024, the Company received a delist determination from the Staff indicating that, in addition to the Company’s non-compliance with the minimum bid price requirement set forth in Nasdaq Listing Rule 5550(a)(2), as previously disclosed by the Company on October 4, 2024, the Company’s non-compliance with the Rule could serve as an additional basis for the delisting of the Company’s securities from Nasdaq. The Company plans to address the additional matter at its previously scheduled hearing before the Nasdaq Hearings Panel to address the bid price deficiency.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL BRANDS GROUP, INC.

Dated: November 1, 2024	By:	/s/ John Hilburn Davis IV
	Name:	John Hilburn Davis IV
	Title:	President and Chief Executive Officer